EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
ATM Deployer Services LLC	Delaware
ATM National, LLC	Delaware
Cardtronics Holdings, LLC	Delaware
Cardtronics USA, Inc.	Delaware
Cardtronics, Inc.	Delaware
CATM Holdings LLC	Delaware
Columbus Merchant Services, LLC	Delaware
Data Pathing Holdings LLC	Delaware
Freshop, Inc.	Delaware
Kalamazoo River Areas 2, 3 and 4 Remediation LLC	Delaware
Lion Acquisition Sub Inc.	Delaware
Moon, Inc.	Delaware
NCR EasyPoint LLC	Delaware
NCR European and South American Holdings LLC	Delaware
NCR Foreign Investco 1, LLC	Delaware
NCR Government Systems LLC	Delaware
NCR Indonesia LLC	Delaware
NCR International, Inc.	Delaware
NCR Italia Holdings LLC	Delaware
NCR Latin American Holdings LLC	Delaware

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
TCR Business Systems, Inc.	Texas
Texas Digital Systems, Inc.	Texas
Cardtronics Canada Armoured Car Inc.	Alberta
Cardtronics Canada ATM Management Partnership	Alberta
Cardtronics Canada ATM Processing Partnership	Alberta
Cardtronics Canada Holdings Inc.	Alberta
Cardtronics Canada Limited Partnership	Alberta
Cardtronics Canada Operations Inc.	Alberta
Cardtronics Canada, Ltd.	Alberta
NCR Argentina S.R.L.	Argentina
Cardtronics ATM Pty Ltd	Australia
Cardtronics Australasia Pty Ltd	Australia
Cardtronics Australia Pty Ltd.	Australia
Cardtronics Holdings Australia Pty Ltd	Australia
Cardtronics Prepaid Pty Ltd	Australia
Cardtronics Pty Ltd.	Australia
Cardtronics Services Pty Ltd	Australia
Customers Operations Pty Ltd	Australia
Firstpoint Payments Pty Ltd	Australia

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR Middle East Holdings, LLC	Delaware
NCR Payment Solutions Corporation	Delaware
NCR Payment Solutions, FL, LLC	Delaware
NCR Poland LLC	Delaware
NCR Receivables LLC	Delaware
NCR Solutions (Middle East) LLC	Delaware
North American Research Corporation	Delaware
Quantor Holdings LLC	Delaware
StopLift, Inc.	Delaware
Terafina, Inc.	Delaware
TIAGN I, Inc.	Delaware
USA Payment System, Inc.	Delaware
Zynstra Holdings, Inc.	Delaware
Zynstra, Inc.	Delaware
Radiant Payment Services, LLC	Georgia
The National Cash Register Company	Maryland
NCR Payment Solutions, PA, LLC	Pennsylvania
NCR Payroll & HR Solutions, Inc.	Pennsylvania
Payroll Tax Filing Services, Inc.	Pennsylvania
NCR Payment Solutions, LLC	Texas

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR Australia Pty Ltd	Australia
Retalix Australia Pty Ltd	Australia
NCR Oesterreich Ges.m.b.H.	Austria
Orderman GmbH	Austria
Radiant Systems GmbH	Austria
NCR (Bahrain) W.L.L.	Bahrain
NCR Hospitality Bahrain SPC	Bahrain
NCR Belgium & Co. SNC	Belgium
Global Assurance Limited	Bermuda
NCR d.o.o. Banja Luka	Bosnia and Herzegovina
NCR Brasil – Industria de Equipamentos para Automacao Ltda.	Brazil
NCR Brasil LTDA	Brazil
TIAGN I Brasil Serviços De Tecnologia Ltda.	Brazil
Wyse Sistemas de Informatica Ltda	Brazil
NCR Canada Corp.	Canada
NCR Canada Receivables GP Corp.	Canada
NCR Canada Receivables LP	Canada
NCR Chile Industrial y Comercial Limitada	Chile
NCR Comercial E Inversiones Limitada	Chile

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR (Beijing) Financial Equipment System Co., Ltd.	China
NCR (Guangzhou) Technology Co., Ltd.	China
NCR (Shanghai) Technology Services Ltd.	China
Retalix Technology (Beijing) Co. Ltd.	China
NCR Colombia Ltda	Colombia
Papeles y Suministros del Cuaca S.A. (Joint Venture)	Colombia
GHS Medtech Ltd	Cyprus
NCR (Cyprus) Limited	Cyprus
NCR (Middle East) Limited	Cyprus
NCR (North Africa) Limited	Cyprus
NCR Global Financing Limited	Cyprus
NCR Ceska Republika spol. S.r.o.	Czech Republic
NCR Danmark A/S	Denmark
NCR Dominicana SRL	Dominican Republic
Cardpoint Limited	England and Wales
Cardtronics Creative UK Limited	England and Wales
Cardtronics Holdings Limited	England and Wales
Cardtronics Limited	England and Wales
Cardtronics Management Services Limited	England and Wales

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
Cardtronics UK Limited	England and Wales
CATM Africa Holdings Limited	England and Wales
CATM Australasia Holdings Limited	England and Wales
CATM Europe Holdings Limited	England and Wales
CATM North America Holdings Limited	England and Wales
NCR Financial Solutions Group Limited	England and Wales
NCR Limited	England and Wales
NCR UK Group Financing Limited	England and Wales
NCR UK Group Limited	England and Wales
New Wave ATM Installations Limited	England and Wales
OmniCash Limited	England and Wales
Sunwin Services Group (2010) Limited	England and Wales
Zynstra Limited	England and Wales
NCR Finland OY	Finland
4Front Technologies France SA	France
NCR France, SNC	France
NCR Antilles S.A.R.L.	French W.I.
Cardpoint GmbH	Germany
NCR GmbH	Germany

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR Ghana Limited	Ghana
NCR (Hellas) Single Member S.A.	Greece
TIAGN I Guatemala, Sociedad Anonima	Guatelmala
NCR (Hong Kong) Limited	Hong Kong
NCR Magyarorszag Kft.	Hungary
Cardtronics India LLP	India
Digital Insight India Products Private Limited	India
NCR Corporation India Private Limited	India
StopLift Infotech Private Limited	India
Terafina Software Solutions Private Limited	India
PT. NCR Indonesia	Indonesia
Cardtronics Ireland Limited	Ireland
Cardtronics Services Limited	Ireland
NCR Global Holdings Limited	Ireland
NCR Global Solutions Limited	Ireland
Moon Holdings S.P.V. Ltd.	Israel
NCR Global Ltd.	Israel
NCR Israel Ltd.	Israel
Tamar Industries M.R. Electronic Ltd.	Israel

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR Italia S.r.l.	Italy
NCR Japan Ltd.	Japan
NCR (Kenya) Limited	Kenya
NCR Korea Co., Ltd.	Korea
CATM Luxembourg I Sarl	Luxembourg
CATM Luxembourg II Sarl	Luxembourg
RADS International SARL	Luxembourg
NCR (Macau) Limited	Macau
NCR (Malaysia) Sdn. Bhd.	Malaysia
NCR Payments and Services Malaysia Sdn. Bhd.	Malaysia
Radiant Systems Retail Solutions Sdn. Bhd.	Malaysia
Cardtronics Mexico, S.A. de C.V.	Mexico
DC Payments Mexico, S.A. de CV.	Mexico
DSM Services S.A. de C.V.	Mexico
NCR de Mexico S. de R.L. de C.V.	Mexico
Global Acquisition C.V.	Netherlands
NCR Dutch Holdings B.V.	Netherlands
NCR Nederland B.V.	Netherlands
Cardtronics New Zealand (Holdings) Limited	New Zealand

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
Cardtronics NZ Limited	New Zealand
NCR (NZ) Corporation	New Zealand
N.C.R. (Nigeria) PLC	Nigeria
NCR Norge AS	Norway
NCR Corporation de Centroamerica S.A.	Panama
NCR del Peru S.A.C.	Peru
TIAGN Peru S.A.C.	Peru
NCR Cebu Development Center, Inc.	Philippines
NCR Corporation (Philippines)	Philippines
NCR Polska Sp. z.o.o.	Poland
Cashzone Portugal, Unipessoal, LDA.	Portugal
NCR Iberia, Unipessoal, LDA.	Portugal
NCR Qatar LLC	Qatar
NCR A/O	Russia
Cardtronics Creative UK Limited Partnership	Scotland
I-Design Group Limited	Scotland
I-Design Multi Media Limited	Scotland
NCR D.O.O. Beograd	Serbia
NCR D.O.O. Beograd	Serbia

EXHIBIT 21
SUBSIDIARIES OF NCR CORPORATION
as of December 31, 2022

Name of Subsidiary	Jurisdiction of Incorporation
NCR Asia Pacific PTE Ltd	Singapore
NCR Singapore Pte Ltd	Singapore
NCR International (South Africa) (Pty) Ltd.	South Africa
Spark ATM Systems (Pty) Ltd.	South Africa
Cardtronics Spain, Sociedad Limitada	Spain
NCR Espana, S.L.	Spain
National Registrierkassen AG	Switzerland
NCR (Switzerland) GmbH	Switzerland
NCR Systems Taiwan Ltd.	Taiwan
NCR (Thailand) Limited	Thailand
Radiant Systems Co. Ltd.	Thailand
NCR Bilisim Sistemleri, L.S.	Turkey
NCR Ukraine Limited	Ukraine
N. Timms & Co. (Private) Ltd	Zimbabwe
NCR Zimbabwe (Private) Ltd	Zimbabwe